UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08403

AB INSTITUTIONAL FUNDS, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2023

Date of reporting period: April 30, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

AB GLOBAL REAL ESTATE INVESTMENT FUND II

SEMI-ANNUAL REPORT

APRIL 30, 2023

Before investing in the Fund, a prospective investor should consider carefully the Fund’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the Fund’s prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.Bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—June 15, 2023

On the following pages, you will find the 2023 semi-annual report for the AB Global Real Estate Investment Fund II1 (the “Fund”). The semi-annual report covers the six- and 12-month periods ended April 30, 2023, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Fund and a listing of the Fund’s holdings as of the period end.

US, international and emerging-market stocks rose during the six-month period ended April 30, 2023, despite bouts of volatility, as central banks—led by the US Federal Reserve (the “Fed”)—continued to fight inflation by rapidly tightening monetary policy. Equity markets rallied amid some early signs of easing inflationary pressures, but strong global economic data created uncertainty around the depth of the disinflationary process and prompted concern over the Fed’s higher-for-longer messaging. China’s rapid rollback of its zero-COVID restrictions in December and its pro-growth policy pivot benefited global stocks—especially emerging-market stocks. At the end of the period, the collapse of several banks and the potential for broader financial contagion drove stocks lower. Stocks recovered some losses after the banking crisis was contained and US inflation data came in softer than expected, raising speculation that the Fed might be near the end of its rate-hike cycle. Within large-cap markets, both growth- and value-oriented stocks rose for the period. Growth stocks outperformed value stocks significantly on a relative basis as technology stocks continued to rebound on positive first-quarter 2023 earnings reports and speculation that the Fed might soon pivot. Large-cap stocks rose in absolute terms and outperformed small-cap stocks, which declined.

Fixed-income government bond market yields were volatile after peaking in October, as investors adjusted their expectations for inflation, growth and central bank tightening. Some major developed-market central banks started to reduce rate hikes toward the end of the period and pause further hikes as overall inflation began to fall. Stress in the global banking sector caused yields to fall sharply in March. Falling yields during the period led all major developed-market treasuries to post positive returns except in the UK. Developed-market government bonds rose the most in the US, Australia and Canada, and by the least in Germany. In corporate credit-risk sectors, investment-grade and high-yield corporates outperformed developed-market treasury markets by a wide margin. Corporate bonds in the US and eurozone also outperformed respective treasuries. Emerging-market hard-currency sovereign and corporate bonds hedged to the US dollar, as well as local-currency bonds, led risk sector returns as the US dollar fell against the vast majority of developed- and emerging-market currencies. Brent crude oil prices fell on global growth concerns.

If you have any questions about your investments in the Fund, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Fund.

Sincerely,

Onur Erzan

President and Chief Executive Officer

AB Global Real Estate Investment Fund II

[1]	This performance discussion is intended as a general market commentary.

Investment Objective and Policies

The Fund’s investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts (“REITs”), and other real estate industry companies, such as real estate operating companies. The Fund invests in real estate companies that AllianceBernstein L.P. (the “Adviser”) believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Fund invests in US and non-US issuers. Under normal circumstances, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. Equity securities include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities (“real estate equity securities”).

(Portfolio Manager Commentary continued on next page)

2023 Semi-Annual Report	1

Portfolio Manager Commentary (continued)

The Fund’s investment policies emphasize investment in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach. In selecting real estate equity securities, the Adviser’s research and investment process seeks to identify globally those companies where the magnitude and growth of cash flow streams have not been appropriately reflected in the price of the security. These securities may trade at a more attractive valuation than others that may have similar overall fundamentals. The Adviser’s fundamental research efforts are focused on forecasting the short- and long-term normalized cash generation capability of real estate companies by isolating supply and demand for property types in local markets, determining the replacement value of properties, assessing future development opportunities, and normalizing capital structures of real estate companies.

The Fund may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates and collateralized mortgage obligations. The Fund may also invest in short-term investment-grade debt securities and other fixed-income securities.

Currency exposures can have a dramatic impact on equity return, significantly adding to returns in some years and greatly diminishing them in others. The Adviser may seek to hedge the currency exposure resulting from a securities position when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. Equity positions and whether to hedge currency exposure are evaluated separately by the Adviser. The Adviser also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into forward commitments and standby commitment agreements. The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

2	AB Global Real Estate Investment Fund II

Disclosures and Risks (Unaudited)

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Financial Times Stock Exchange® European Public Real Estate Association/National Association of Real Estate Investment Trusts (“FTSE EPRA/NAREIT”) Developed Real Estate (“RE”) Index (net) and the FTSE NAREIT Equity REIT Index are market-value weighted indices based upon the last closing price of the month for tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The Morgan Stanley Capital International (“MSCI”) World Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The Standard & Poor’s (“S&P”) 500® Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax; gross returns include reinvestment of dividends prior to such deduction. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes. Some REITs may utilize leverage, which increases investment risk and may potentially increase the Fund’s losses.

Foreign (Non-US) Risk: Investment in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall, and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher

(Disclosures & Risks continued on next page)

2023 Semi-Annual Report	3

Disclosures and Risks (continued)

rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements or forward commitments, or by borrowing money.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the desired results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are discussed in further detail in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes. There are no sales charges associated with investing in the Fund.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.Bernstein.com or by calling 212.756.4097. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

4	AB Global Real Estate Investment Fund II

Historical Performance (Unaudited)

The Fund vs. Its Benchmarks

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH APRIL 30, 2023	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS
AB Global Real Estate Investment Fund II Class I1	9.61%	-13.47%	2.52%	3.36%
Primary Benchmark: FTSE EPRA/NAREIT Developed RE Index (net)	6.54%	-15.28%	0.84%	1.94%
FTSE EPRA/NAREIT Developed RE Index (gross)	7.08%	-14.43%	1.77%	2.85%
MSCI World Index (net)	12.26%	3.18%	8.14%	8.71%
S&P 500 Index	8.63%	2.66%	11.45%	12.20%
FTSE NAREIT Equity REIT Index	2.79%	-16.09%	6.20%	5.83%

[1]	There are no sales charges associated with an investment in the Fund. Total returns and average annual returns are therefore the same.

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratio as 0.74% for Class I shares. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

Growth of a $2,000,000 Investment in the Fund

The chart illustrates the total value of an assumed $2,000,000 investment as compared with the performance of the Fund’s primary benchmark, the FTSE EPRA/NAREIT Developed RE Index (net), and the overall global stock market as represented by the MSCI World Index (net), for the 10-year period ended April 30, 2023. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on pages 3-4.

2023 Semi-Annual Report	5

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE NOVEMBER 1, 2022	ENDING ACCOUNT VALUE APRIL 30, 2023	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Actual	$1,000	$1,096.10	$4.05	0.78%
Hypothetical**	$1,000	$1,020.93	$3.91	0.78%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Assumes 5% annual return before expenses.

6	AB Global Real Estate Investment Fund II

Portfolio Summary—April 30, 2023 (Unaudited)

Portfolio Statistics

Net Assets ($mil): $184.7

Industry Breakdown[1]

Country Breakdown[1]

1	The Fund’s industry and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.6% or less in the following: Austria, Israel and Italy.

Please note: The industry classifications presented herein are based on industry categorization methodology of the Adviser. These industry classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific sector information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

2023 Semi-Annual Report	7

Portfolio Summary—April 30, 2023 (Unaudited) (continued)

Ten Largest Holdings1

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Prologis, Inc.	$15,129,198	8.2%
Equinix, Inc.	9,137,890	4.9
Public Storage	6,589,451	3.6
Mitsui Fudosan Co., Ltd.	5,420,342	2.9
VICI Properties, Inc.	4,966,780	2.7
Equity Residential	4,905,670	2.7
Ventas, Inc.	4,500,843	2.4
Sun Hung Kai Properties Ltd.	4,239,639	2.3
Essex Property Trust, Inc.	3,865,050	2.1
Link REIT	3,794,590	2.1
	$62,549,453	33.9%

1	Long-term investments.

8	AB Global Real Estate Investment Fund II

Portfolio of Investments

Portfolio of Investments

Global Real Estate Investment Fund II

April 30, 2023 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–98.8%

Equity Real Estate Investment Trusts (REITs)–81.4%
Data Center REITs–6.1%
Digital Realty Trust, Inc.	22,170	$2,198,155
Equinix, Inc.	12,620	9,137,890

		11,336,045

Diversified REITs–5.5%
Alexander & Baldwin, Inc.	56,250	1,081,688
Armada Hoffler Properties, Inc.	156,470	1,833,828
Charter Hall Long Wale REIT	379,990	1,099,988
Essential Properties Realty Trust, Inc.	88,480	2,189,880
ICADE	30,620	1,438,096
Merlin Properties Socimi SA	163,500	1,445,634
United Urban Investment Corp.	1,012	1,123,643

		10,212,757

Health Care REITs–6.0%
Cofinimmo SA(a)	7,860	750,903
Medical Properties Trust, Inc.(b)	197,930	1,735,846
Physicians Realty Trust	42,520	613,138
Ventas, Inc.	93,670	4,500,843
Welltower, Inc.	44,200	3,501,524

		11,102,254

Hotel & Resort REITs–2.3%
CapitaLand Ascott Trust	19,498	15,831
Invincible Investment Corp.	3,759	1,622,976
Park Hotels & Resorts, Inc.	112,110	1,350,926
RLJ Lodging Trust	116,230	1,173,923

		4,163,656

Industrial REITs–18.1%
CapitaLand Ascendas REIT	530,600	1,141,811
Centuria Industrial REIT(b)	560,120	1,164,828
Dream Industrial Real Estate Investment Trust	170,557	1,868,152
GLP J-Reit	1,376	1,572,183
Mapletree Logistics Trust(b)	1,121,725	1,467,966
Mitsui Fudosan Logistics Park, Inc.	412	1,548,120
Plymouth Industrial REIT, Inc.	47,548	962,372
Prologis, Inc.	120,792	15,129,198
Rexford Industrial Realty, Inc.	39,900	2,225,223
Segro PLC	344,345	3,625,238
STAG Industrial, Inc.	79,340	2,687,246

		33,392,337

Multi-Family Residential REITs–9.2%
Equity Residential	77,560	4,905,670
Essex Property Trust, Inc.	17,590	3,865,050
Kenedix Residential Next Investment Corp.	1,088	1,706,920
Killam Apartment Real Estate Investment Trust	161,910	2,011,252
UDR, Inc.	73,990	3,058,007
UNITE Group PLC (The)	126,090	1,521,437

		17,068,336

Company	Shares	U.S. $ Value
Office REITs–4.0%
Alexandria Real Estate Equities, Inc.	6,480	$804,686
City Office REIT, Inc.	212,980	1,239,544
Cousins Properties, Inc.	103,282	2,252,580
Daiwa Office Investment Corp.	208	904,137
Derwent London PLC	40,070	1,209,716
Kenedix Office Investment Corp.(b)	398	879,910

		7,290,573

Other Specialized REITs–2.7%
VICI Properties, Inc.	146,340	4,966,780

Retail REITs–14.7%
AEON REIT Investment Corp.	726	832,322
Brixmor Property Group, Inc.	99,460	2,121,482
CapitaLand Integrated Commercial Trust	1,255,784	1,917,504
Crombie Real Estate Investment Trust	78,340	891,614
Frasers Centrepoint Trust	341,900	568,125
Japan Metropolitan Fund Invest	1,484	1,086,608
Kite Realty Group Trust	92,390	1,914,321
Link REIT	580,134	3,794,590
Mercialys SA	65,269	656,305
NETSTREIT Corp.	93,889	1,710,658
Phillips Edison & Co., Inc.	62,490	1,970,935
Realty Income Corp.	28,960	1,819,846
Region Re Ltd.	431,260	705,739
Simon Property Group, Inc.	19,000	2,153,080
SITE Centers Corp.	189,030	2,332,630
Spirit Realty Capital, Inc.	59,070	2,271,832
Waypoint REIT Ltd.	251,680	437,110

		27,184,701

Self-Storage REITs–6.9%
Extra Space Storage, Inc.	18,160	2,761,046
National Storage Affiliates Trust	48,610	1,873,916
Public Storage	22,350	6,589,451
Safestore Holdings PLC	117,041	1,458,954

		12,683,367

Single-Family Residential REITs–5.9%
American Homes 4 Rent–Class A	90,840	3,021,338
Equity LifeStyle Properties, Inc.	30,000	2,067,000
Invitation Homes, Inc.	67,110	2,239,461
Sun Communities, Inc.	25,878	3,595,231

		10,923,030

		150,323,836

Real Estate Management & Development–12.2%
Diversified Real Estate Activities–6.0%
City Developments Ltd.	97,400	509,528
Daito Trust Construction Co., Ltd.	9,000	852,999
Mitsui Fudosan Co., Ltd.(b)	272,900	5,420,342
Sun Hung Kai Properties Ltd.	304,500	4,239,639

		11,022,508

Real Estate Development–0.7%
CK Asset Holdings Ltd.	148,500	878,099

2023 Semi-Annual Report	9

Portfolio of Investments (continued)

Company	Shares	U.S. $ Value
Instone Real Estate Group SE(c)	51,368	$410,991

		1,289,090

Real Estate Operating Companies–5.1%
Azrieli Group Ltd.	13,870	808,845
CA Immobilien Anlagen AG(a)	37,700	1,093,739
Capitaland Investment Ltd./Singapore(b)	342,000	957,334
CTP NV(b)(c)	126,807	1,663,771
Shurgard Self Storage Ltd.	21,510	1,112,211
TAG Immobilien AG	60,703	519,795
Vonovia SE	47,962	1,040,225
Wihlborgs Fastigheter AB	277,990	2,246,976

		9,442,896

Real Estate Services–0.4%
Unibail-Rodamco-Westfield(a)	13,750	737,357

		22,491,851

Consumer Durables & Apparel–1.4%
Homebuilding–1.4%
PulteGroup, Inc.	20,620	1,384,633
Sekisui House Ltd.	63,200	1,299,306

		2,683,939

Transportation–1.3%
Highways & Railtracks–1.3%
Transurban Group(b)	236,720	2,360,879

Telecommunication Services–1.0%
Integrated Telecommunication Services–1.0%
Cellnex Telecom SA(a)(c)	20,460	861,448

Company	Shares	U.S. $ Value
Infrastrutture Wireless Italiane SpA(c)	66,560	$923,821

		1,785,269

Utilities–0.6%
Gas Utilities–0.6%
APA Group(b)	171,200	1,168,856

Consumer Services–0.5%
Hotels, Resorts & Cruise Lines–0.5%
Hyatt Hotels Corp.–Class A(a)	7,730	883,539

Materials–0.4%
Construction Materials–0.4%
GCC SAB de CV	93,980	747,470

Total Common Stocks (cost $181,120,015)		182,445,639

SHORT-TERM INVESTMENTS–0.8%
Investment Companies–0.8%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.74%(d)(e)(f) (cost $1,492,172)	1,492,172	1,492,172

Total Investments–99.6% (cost $182,612,187)		183,937,811

Other assets less liabilities–0.4%		779,824

Net Assets–100.0%		$184,717,635

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

Bank of America, NA	EUR	4,430	USD	4,715	05/11/2023	$(168,668)

Bank of America, NA	USD	1,118	SEK	11,498	06/21/2023	6,322

Goldman Sachs Bank USA	USD	684	NZD	1,101	06/22/2023	(3,411)

Morgan Stanley & Co., Inc.	USD	1,149	CHF	1,068	05/24/2023	48,536

Morgan Stanley & Co., Inc.	USD	601	CAD	820	06/09/2023	4,632

State Street Bank & Trust Co.	USD	1,684	EUR	1,545	05/11/2023	18,871

State Street Bank & Trust Co.	GBP	413	USD	511	05/24/2023	(8,191)

State Street Bank & Trust Co.	MXN	6,716	USD	356	05/25/2023	(16,165)

State Street Bank & Trust Co.	USD	391	AUD	586	06/15/2023	(2,400)

State Street Bank & Trust Co.	ILS	1,722	USD	473	06/22/2023	(2,136)

UBS AG	USD	1,239	JPY	164,101	06/15/2023	(26,947)

						$(149,557)

10	AB Global Real Estate Investment Fund II

(a)	Non-income producing security.
(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.
(c)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2023, the aggregate market value of these securities amounted to $3,860,031 or 2.1% of net assets.
(d)	Affiliated investments.
(e)	The rate shown represents the 7-day yield as of period end.
(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

ILS—Israeli Shekel

JPY—Japanese Yen

MXN—Mexican Peso

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

REIT—Real Estate Investment Trust

See notes to financial statements.

2023 Semi-Annual Report	11

Statement of Assets & Liabilities—April 30, 2023 (Unaudited)

ASSETS

Investments in securities, at value

Unaffiliated issuers (cost $181,120,015)	$182,445,639	(a)

Affiliated issuers (cost $1,492,172)	1,492,172

Foreign currencies, at value (cost $1,173,595)	1,160,068

Unaffiliated dividends receivable	645,992

Receivable for investment securities sold and foreign currency transactions	155,589

Receivable for capital stock sold	115,287

Unrealized appreciation on forward currency exchange contracts	78,361

Affiliated dividends receivable	5,183

Total assets	186,098,291

LIABILITIES

Payable for investment securities purchased	853,598

Unrealized depreciation on forward currency exchange contracts	227,918

Advisory fee payable	76,272

Payable for capital stock redeemed	62,139

Administrative fee payable	30,577

Directors’ fees payable	1,792

Transfer Agent fee payable	1,456

Accrued expenses	126,904

Total liabilities	1,380,656

NET ASSETS	$184,717,635

COMPOSITION OF NET ASSETS

Capital stock, at par	$19,374

Additional paid-in capital	190,919,507

Accumulated loss	(6,221,246)

Net Assets	$184,717,635

Class I Net Asset Value Per Share—3 billion shares of capital stock authorized, $.001 par value (based on 19,374,164 capital shares outstanding)	$9.53

(a) Includes securities on loan with a value of $5,171,484 (see Note D).

See Notes to Financial Statements.

12	AB Global Real Estate Investment Fund II

Statement of Operations—six months ended April 30, 2023 (Unaudited)

INVESTMENT INCOME

Dividends

Unaffiliated issuers (net of foreign taxes withheld of $145,674)	$3,481,830

Affiliated issuers	16,173

Securities lending income	10,616	$3,508,619

EXPENSES

Advisory fee (see Note B)	500,955

Administrative	46,126

Audit and tax	38,805

Custody and accounting	35,418

Legal	19,474

Transfer agency	16,954

Registration fees	16,877

Directors’ fees	9,803

Printing	8,057

Miscellaneous	21,378

Total expenses	713,847

Less: expenses waived and reimbursed by the Adviser (see Notes B & D)	(446)

Net expenses		713,401

Net investment income		2,795,218

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized loss on:

Investment transactions		(4,041,205)

Forward currency exchange contracts		(387,902)

Foreign currency transactions		(97,449)

Net change in unrealized appreciation (depreciation) of:

Investments		18,296,566

Forward currency exchange contracts		149,559

Foreign currency denominated assets and liabilities		30,102

Net gain on investment and foreign currency transactions		13,949,671

Net Increase in Net Assets from Operations		$16,744,889

See Notes to Financial Statements.

2023 Semi-Annual Report	13

Statement of Changes in Net Assets

	SIX MONTHS ENDED 4/30/23 (UNAUDITED)	YEAR ENDED 10/31/22

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income	$2,795,218	$5,117,417

Net realized gain (loss) on investment and foreign currency transactions	(4,526,556)	8,672,314

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	18,476,227	(78,094,903)

Net increase (decrease) in net assets from operations	16,744,889	(64,305,172)

Distribution to Shareholders	(7,785,082)	(12,279,599)

Capital Stock Transactions

Net increase (decrease)	451,794	(7,921,621)

Total increase (decrease)	9,411,601	(84,506,392)

NET ASSETS

Beginning of period	175,306,034	259,812,426

End of period	$184,717,635	$175,306,034

See Notes to Financial Statements.

14	AB Global Real Estate Investment Fund II

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period

	CLASS I
	SIX MONTHS ENDED 4/30/23 (UNAUDITED)		YEAR ENDED 10/31/22	YEAR ENDED 10/31/21	YEAR ENDED 10/31/20	YEAR ENDED 10/31/19	YEAR ENDED 10/31/18

Net asset value, beginning of period	$9.08		$12.89	$9.20	$12.38	$10.61	$11.04

Income From Investment Operations

Net investment income (a)(b)	.14		.25	.21	.21	.26	.29

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.72		(3.45)	3.64	(2.39)	1.95	(.08)

Net increase (decrease) in net asset value from operations	.86		(3.20)	3.85	(2.18)	2.21	.21

Less: Dividends and Distributions

Dividends from net investment income	(.06)		(.43)	(.16)	(.48)	(.44)	(.64)

Distributions from net realized gain on investment transactions	(.35)		(.18)	0	(.35)	0	0

Return of capital	0		0	0	(.17)	0	0

Total dividends and distributions	(.41)		(.61)	(.16)	(1.00)	(.44)	(.64)

Net asset value, end of period	$9.53		$9.08	$12.89	$9.20	$12.38	$10.61

Total Return

Total investment return based on net asset value (c)*	9.61%		(25.88)%	41.97%	(18.80)%	21.50%	1.82%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000’s omitted)	$184,718		$175,306	$259,812	$215,548	$351,958	$287,905

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.78%	^	.74%	.72%	.72%	.70%	.70%

Expenses, before waivers/reimbursements	.78%	^	.74%	.72%	.72%	.70%	.70%

Net investment income (b)	3.07%	^	2.25%	1.76%	2.11%	2.29%	2.66%

Portfolio turnover rate	16%		53%	46%	48%	64%	70%

(a)	Based on average shares outstanding.
(b)	Net of expenses waived/reimbursed by the Adviser.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended October 31, 2019 by .03%.
^	Annualized.

See Notes to Financial Statements.

2023 Semi-Annual Report	15

Notes to Financial Statements—April 30, 2023 (Unaudited)

NOTE A	Significant Accounting Policies

AB Institutional Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, is comprised of one fund, AB Global Real Estate Investment Fund II (the “Fund”). The Fund offers Class I shares. Sales are made without a sales charge, at the Fund’s net asset value per share. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1.	Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

16	AB Global Real Estate Investment Fund II

2.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

2023 Semi-Annual Report	17

Notes to Financial Statements (Unaudited) (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2023:

INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL

Assets:
Common Stocks:

Equity Real Estate Investment Trusts (REITs)	$114,627,242	$35,696,594		$0	$150,323,836

Real Estate Management & Development	1,112,211	21,379,640		0	22,491,851

Consumer Durables & Apparel	1,384,633	1,299,306		0	2,683,939

Transportation	0	2,360,879		0	2,360,879

Telecommunication Services	0	1,785,269		0	1,785,269

Utilities	0	1,168,856		0	1,168,856

Consumer Services	883,539	0		0	883,539

Materials	747,470	0		0	747,470

Short-Term Investments	1,492,172	0		0	1,492,172

Total Investments in Securities	120,247,267	63,690,544	(a)	0	183,937,811

Other Financial Instruments (b):

Assets:

Forward Currency Exchange Contracts	0	78,361		0	78,361

Liabilities:

Forward Currency Exchange Contracts	0	(227,918)		0	(227,918)

Total	$120,247,267	$63,540,987		$0	$183,788,254

(a)

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3.	Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4.	Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes

18	AB Global Real Estate Investment Fund II

are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5.	Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6.	Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B	Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2023, the reimbursement for such services amounted to $46,126.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,000 for the six months ended April 30, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2023, such waiver amounted to $382.

2023 Semi-Annual Report	19

Notes to Financial Statements (Unaudited) (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2023 is as follows:

FUND	MARKET VALUE 10/31/22 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 4/30/23 (000)	DIVIDEND INCOME (000)
Government Money Market Portfolio	$207	$20,291	$19,006	$1,492	$16

Government Money Market Portfolio (a)	614	14,402	15,016	0	1

Total				$1,492	$17

(a)	Investments of cash collateral for securities lending transactions (see Note D).

NOTE C	Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2023 were as follows:

	PURCHASES	SALES
Investment securities (excluding U.S. government securities)	$30,170,743	$36,481,955

U.S. government securities	0	0

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$17,051,557

Gross unrealized depreciation	(15,875,490)

Net unrealized appreciation	$1,176,067

1.	Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2023, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

20	AB Global Real Estate Investment Fund II

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended April 30, 2023, the Fund had entered into the following derivatives:

	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$78,361	Unrealized depreciation on forward currency exchange contracts	$227,918

Total		$78,361		$227,918

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$(387,902)	$149,559

Total		$(387,902)	$149,559

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2023:

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$9,137,597

Average principal amount of sale contracts	$9,419,737

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

2023 Semi-Annual Report	21

Notes to Financial Statements (Unaudited) (continued)

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$6,322	$(6,322)	$0	$0	$0

Morgan Stanley & Co., Inc.	53,168	0	0	0	53,168

State Street Bank & Trust Co.	18,871	(18,871)	0	0	0

Total	$78,361	$(25,193)	$0	$0	$53,168	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$168,668	$(6,322)	$0	$0	$162,346

Goldman Sachs Bank USA	3,411	0	0	0	3,411

State Street Bank & Trust Co.	28,892	(18,871)	0	0	10,021

UBS AG	26,947	0	0	0	26,947

Total	$227,918	$(25,193)	$0	$0	$202,725	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2.	Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D	Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and

22	AB Global Real Estate Investment Fund II

customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended April 30, 2023 is as follows:

MARKET VALUE OF SECURITIES ON LOAN*	CASH COLLATERAL*	MARKET VALUE OF NON-CASH COLLATERAL*	INCOME FROM BORROWERS	GOVERNMENT MONEY MARKET PORTFOLIO
				INCOME EARNED	ADVISORY FEE WAIVED

$5,171,484	$0	$5,484,335	$9,416	$1,200	$64

*	As of April 30, 2023.

NOTE E	Capital Stock

Transactions in capital shares were as follows:

	SHARES		AMOUNT

	SIX MONTHS ENDED APRIL 30, 2023 (UNAUDITED)	YEAR ENDED OCTOBER 31, 2022	SIX MONTHS ENDED APRIL 30, 2023 (UNAUDITED)	YEAR ENDED OCTOBER 31, 2022

Shares sold	829,467	1,340,257	$7,817,648	$15,369,776

Shares issued in reinvestment of dividends and distributions	775,443	758,050	7,201,443	8,994,020

Shares redeemed	(1,534,946)	(2,953,181)	(14,567,297)	(32,285,417)

Net increase (decrease)	69,964	(854,874)	$451,794	$(7,921,621)

NOTE F	Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

2023 Semi-Annual Report	23

Notes to Financial Statements (Unaudited) (continued)

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall, and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Real Estate Risk—The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market generally. Investments in REITs, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes. Some REITs may utilize leverage, which increases investment risk and may potentially increase the Fund’s losses.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different

24	AB Global Real Estate Investment Fund II

currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G	Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2023.

2023 Semi-Annual Report	25

Notes to Financial Statements (Unaudited) (continued)

NOTE H	Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2023 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2022 and October 31, 2021 were as follows:

	2022	2021
Distributions paid from:

Ordinary income	$8,176,137	$3,471,172

Net long-term capital gains	4,103,462	0

Total taxable distributions paid	$12,279,599	$3,471,172

As of October 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed capital gains	$6,757,089

Unrealized appreciation (depreciation)	(21,938,142	)(a)

Total accumulated earnings (deficit)	$(15,181,053)

(a)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2022, the Fund did not have any capital loss carryforwards.

NOTE I	Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE J	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

26	AB Global Real Estate Investment Fund II

AB Global Real Estate Investment Fund II

BOARD OF DIRECTORS

Garry Moody(1)

Chairman

Jorge A. Bermudez(1)

Michael J. Downey(1)

Onur Erzan

President and Chief Executive Officer

Nancy P. Jacklin(1)

Jeanette W. Loeb(1)

Carol C. McMullen(1)

Marshall C. Turner, Jr.(1)

OFFICERS

Eric J. Franco(2)

Vice President

Cem Inal(2)

Vice President

Philippos Philippides(2)

Vice President

Nancy E. Hay

Secretary

Michael B. Reyes

Senior Vice President

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Jennifer Friedland

Chief Compliance Officer

PRINCIPAL UNDERWRITER

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

LEGAL COUNSEL

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

TRANSFER AGENT

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

One Manhattan West

New York, NY 10001

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.
(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global REIT Senior Investment Management Team. Messrs. Franco, Inal and Philippides are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

2023 Semi-Annual Report	27

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

28	AB Global Real Estate Investment Fund II

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Institutional Funds, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Real Estate Investment Fund II (the “Fund”) at a meeting held in-person on May 3-5, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the

2023 Semi-Annual Report	29

profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class I Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class I Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications

30	AB Global Real Estate Investment Fund II

about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class I shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class I expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

2023 Semi-Annual Report	31

Distributor

AB GLOBAL REAL ESTATE INVESTMENT FUND II, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

BIREIT-0152-0423

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Institutional Funds, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: June 26, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: June 26, 2023

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: June 26, 2023